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                                   Exhibit 32

      Certificate pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of his knowledge, hereby certifies that the report of Mountain National Bancshares, Inc., filed on Form 10-QSB for the period ended September 30, 2003: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Mountain National Bancshares, Inc.



                                                       /s/ Dwight B. Grizzell
                                                   -----------------------------
                                                   Dwight B. Grizzell, President
                                                   and Chief Executive Officer
                                                   November 14, 2003


                                                          /s/ Rick Hubbs
                                                   -----------------------------
                                                   Rick Hubbs, Vice President
                                                   and Controller
                                                   November 14, 2003